UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 27, 1997



                                  CD RADIO INC.
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             (Exact name of registrant as specified in its charter)




     State of Delaware               0-24710               52-1700207
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      (State or other        (Commission File Number)   (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



 Sixth Floor, 1001 - 22nd St., N.W., Washington, D.C.            20037
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      (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code (202) 296-6192


                                 Not applicable
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          (Former name or former address, if changed since last report)








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Item 5.     OTHER EVENTS.

            Pursuant to a Summary Term Sheet/Commitment dated June 15, 1997, attached hereto as Exhibit 99.1 and incorporated herein by reference, the Registrant received commitments from certain holders of its 5% Delayed Convertible Stock to purchase approximately $50 million of a new class of convertible preferred stock for cash or in exchange for shares of the 5% Delayed Convertible Stock. On June 27, 1997, the Registrant issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.      EXHIBITS


    Exhibit Number
(Referenced to Item 601
    of Regulation S-K)                  Description of Exhibit
-----------------------                 ----------------------
        99.1                   Summary Term Sheet/Commitment dated June
                               15, 1997 among CD Radio Inc. and Everest
                               Capital International, Ltd., Everest Capital
                               Fund, L.P. and Ravich Revocable Trust of
                               1989.

        99.2                   Registrant's Press Release, dated as of June
                               27, 1997.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  July 1, 1997

                                    CD RADIO INC.



                                    By:   /S/ DAVID MARGOLESE
                                         ------------------------
                                          David Margolese
                                          Chief Executive Officer









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                              EXHIBIT INDEX

                 Pursuant to Item 601 of Regulation S-K

            EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
            -----------                     ----------------------
                99.1 Summary Term Sheet/Commitment dated June 15, 1997 among CD Radio Inc. and Everest Capital International, Ltd., Everest Capital Fund, L.P. and Ravich Revocable Trust of 1989

                99.2                 Registrant's Press Release, dated as of
                                     June 27, 1997.